Exhibit 10(a)



            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 333-38270) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 14, and to the use therein of our reports dated (a) March 24, 2006, with respect to the financial statements of Lincoln Life & Annuity Company of New York, and (b) March 1, 2006, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H.


                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
December 18, 2006